UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2026
Ameresco, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34811	04-3512838
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Speen Street,	Suite 410,	Framingham,	MA	1701
(Address of Principal Executive Offices)				(Zip Code)
Registrant’s telephone number, including area code: (508) 661-2200

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Class A Common Stock, par value $0.0001 per share	AMRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1033 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02. Results of Operations and Financial Condition.
On November 9, 2026, the Company announced its financial results for the quarter ended September 30, 2026. The Company also posted supplemental information with respect to its quarter ended September 30, 2026 results on the Investor Relations section of its website at www.ameresco.com. The press release and the supplemental information issued in connection with the announcement are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.
The information in this Form 8-K (including Exhibit 99.1 and Exhibit 99.2) shall be deemed “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Index
Exhibit No.	Description
99.1	Press Release issued by Ameresco on November 9, 2026
99.2	Supplemental Information dated as of November 9, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERESCO, INC.
November 9, 2026	By:	/s/ Julie Bradshaw
Julie Bradshaw
Interim Principal Financial Officer and Vice President, Finance (duly authorized and principal financial officer)